EXHIBIT 99.1


       [COMPANY LOGO APPEARS HERE]    BRIDGE
                                     CAPITAL
                                    HOLDINGS


                              INVESTOR PRESENTATION


                                    AUGUST 2006


DANIEL P. MYERS                                         THOMAS A. SA
PRESIDENT AND CEO                                       EXECUTIVE VICE PRESIDENT
BRIDGE CAPITAL HOLDINGS                                 CHIEF FINANCIAL  OFFICER
                                                        BRIDGE CAPITAL HOLDINGS

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[LOGO] BRIDGE CAPITAL HOLDINGS                                                 1



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                            FORWARD LOOKING STATEMENT

     CERTAIN MATTERS DISCUSSED IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND ARE SUBJECT TO THE SAFE HARBORS CREATED BY THAT ACT. FORWARD-LOOKING STATEMENTS DESCRIBE FUTURE PLANS, STRATEGIES, AND EXPECTATIONS, AND ARE BASED ON CURRENTLY AVAILABLE INFORMATION, EXPECTATIONS, ASSUMPTIONS, PROJECTIONS, AND MANAGEMENT'S JUDGMENT ABOUT THE BANK, THE BANKING INDUSTRY AND GENERAL ECONOMIC CONDITIONS. THESE FORWARD LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED, SUGGESTED OR IMPLIED BY THE FORWARD LOOKING STATEMENTS.

     THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: (1) COMPETITIVE PRESSURES IN THE BANKING INDUSTRY; (2) CHANGES IN INTEREST RATE ENVIRONMENT; (3) GENERAL ECONOMIC CONDITIONS, NATIONALLY, REGIONALLY, AND IN OPERATING MARKETS; (4) CHANGES IN THE REGULATORY ENVIRONMENT; (5) CHANGES IN BUSINESS CONDITIONS AND INFLATION; (6) CHANGES IN SECURITIES MARKETS; (7) FUTURE CREDIT LOSS EXPERIENCE; (8) THE ABILITY TO SATISFY REQUIREMENTS RELATED TO THE SARBANES-OXLEY ACT AND OTHER REGULATION ON INTERNAL CONTROL; (9) CIVIL DISTURBANCES OR TERRORIST THREATS OR ACTS, OR APPREHENSION ABOUT THE POSSIBLE FUTURE OCCURRENCES OF ACTS OF THIS TYPE; AND (10) THE INVOLVEMENT OF THE UNITED STATES IN WAR OR OTHER HOSTILITIES.

     THE READER SHOULD REFER TO THE MORE COMPLETE DISCUSSION OF SUCH RISKS IN BRIDGE CAPITAL HOLDING'S ANNUAL REPORTS ON FORMS 10-K AND 10-Q ON FILE WITH THE SEC.

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[LOGO] BRIDGE CAPITAL HOLDINGS                                                 2

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        [COMPANY LOGO APPEARS HERE]   BRIDGE
                                     CAPITAL
                                    HOLDINGS

                        FINANCIAL AND TRADING INFORMATION

                                Market:             NASDAQ (Capital Market)

o  Established May 2001         Symbol:             BBNK

o  $641 Million in Assets       TSO:                6,257,000

o  5 Yr CAGR Asstets 71%        Market Cap:         $121,574,000 (8-11-06)

o  Q2 '06 Net Inc =  2,019k     Avg Annual Vol:     1.4 Million Shares (22% TSO)

o  Q2 '06 ROA = 1.42%           P/E:                Trailing: 17.99

o  Q2 '06 ROE = 18.76%                              Q2'06:    16.36

                                Recent Price History: 8-11-06 52Wk: High  Low
                                                      _______      ______ ______
                                                      $18.50       $20.49 $15.87


REGISTRAR & TRANSFER AGENT    CORPORATE COUNSEL        INDEPENDENT ACCOUNTANT
__________________________    _____________________    ________________________
American Stock Transfer       Bingham McCutchen LLP    Vavrinek Trine & Day LLP


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[LOGO] BRIDGE CAPITAL HOLDINGS                                                 3

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                             STRATEGIC POSITIONING


                          [COMPANY LOGO APPEARS HERE]

                                  BRIDGE BANK


                          A business banking franchise
                                  that is the
                      Professional Business Bank of Choice
                     for small, middle-market, and emerging
                    technology companies in Silicon Valley,
                          California, and the Nation.

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[LOGO] BRIDGE CAPITAL HOLDINGS                                                 4


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                                  OUR APPROACH

EXPERIENCE                    o Experienced Board & Executives
                              o Fundamental Business Banking Strategy
                              o Focused Business Plan
    +                         o Ability to Recruit Top-Tier Bankers
                              o Strategic Vendor Alliances
                              o Scalable Systems & Business Lines

OPPORTUNITY                   o Attractive SV Demographics
                              o Compelling Bank Market Opportunity
    +

EXECUTION                     o Disciplined Execution
                              o Strong Net Interest Margin
    =                         o Revenue Growth
                              o Improving Efficiency
 RESULTS                      o Excellent Asset Quality
                              o Peer + Improving ROA & ROE
                              o Good Earnings Growth

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[LOGO] BRIDGE CAPITAL HOLDINGS                                                 5


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                             BRIDGE BANK MILESTONES

2000
   JULY        FILED APPLICATION FOR NATIONAL CHARTER
   NOVEMBER    CHARTER APPROVED

2001
   FEBRUARY    IPO APPROVED; TARGET $15 M
   APRIL       $19.1 M IPO CLOSED ($5.00/SH)
   MAY         BANK OPENED IN SANTA CLARA

2002
   JANUARY     PALO ALTO BRANCH OPENED
   FEBRUARY    SBA DIVISION LAUNCHED
   JUNE        $14.4 M SECONDARY OFFERING CLOSED ($6.50/SH)
   JULY        CAPITAL FINANCE DIVISION LAUNCHED

2004
   MARCH       SAN JOSE MAIN OFFICE OPENED
   OCTOBER     BRIDGE CAPITAL HOLDINGS FORMED
               INTERNATIONAL DIVISION LAUNCHED
   DECEMBER    HEADQUARTERS MOVED TO SAN JOSE
               $12M TRUST PREFERRED OFFERING CLOSED

2005
    JANUARY    EAST BAY LPO OPENS
    APRIL      TECHNOLOGY BANKING DIVISION LAUNCHED
    DECEMBER   REDWOOD CITY LPO OPENS

2006
    JANUARY    DALLAS, TEXAS LPO OPENS
    MARCH      $5 M TRUST PREFERRED OFFERING CLOSED
    JULY       ADDED AS GROWTH STOCK TO RUSSELL INDEX


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[LOGO] BRIDGE CAPITAL HOLDINGS                                                 6


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                      EXPERIENCED BOARD AND EXECUTIVE TEAM
                                                                      BANK
NAME                POSITION             PRIOR BANK                 EXPERIENCE
________________________________________________________________________________

BOARD:
_______________
ALLAN KRAMER        CHAIRMAN             SILICON VALLEY                  19
BARRY TURKUS        FINANCE CTEE.        SILICON VALLEY                  19
DAVE CAMPBELL       LOAN CTEE.           GREATER BAY                     40
TOM QUIGG           COMP CTEE.           BANK AMERICA                    42
DAVID CHUI                               GREATER BAY                     17
RICH BRENNER        AUDIT CTEE.                                           5
OWEN BROWN                                                                1
BOB LATTA                                                                 2

EXECUTIVE TEAM:
_______________
DAN MYERS           CEO/DIRECTOR         HTBK,GBBK                       23
BOB GIONFRIDDO      EVP/DIRECTOR         HTBK,SIVB,PLAZA                 37
TOM SA              CFO                  CCBN                            15
TIM BOOTHE          CLO                  HTBK,CMA,PLAZA                  15
KEN SILVEIRA        CTO                  HTBK,BOFA                       36


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[LOGO] BRIDGE CAPITAL HOLDINGS                                                 7

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                       OPERATING DIVISIONS AND LEADERSHIP

DIVISION                        MANAGER             TITLE      PRIOR BANK
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CORPORATE BANKING               EMILY RUVALCABA      EVP       GREATER BANK

SPECIALTY MARKETS               BOB GIONFRIDDO       EVP       HERITAGE
                                JEFF WHALEN          SVP       GREATER BAY

CONSTRUCTION                    NATALIE TAAFFE       EVP       HERITAGE

PALO ALTO BRANCH                KEN BRENNER          EVP       GREATER BAY

SBA (2LPO'S, 4 SALES OFFICES)   RALPH BARNETT        EVP       GREATER BAY

CAPITAL FINANCE                 LEE SHODISS          SVP       SILICON VALLEY

INTERNATIONAL                   JEANNIE KAO          SVP       SILICON VALLEY

EAST BAY (CORPORATE LPO)        MICHAEL HENGL        SVP       WALNUT CREEK

TECHNOLOGY BANKING              MIKE FIELD           EVP       SILICON VALLEY
                                ED LAMBERT           SVP       COMERICA

TREASURY/CASH MGMG              TOM HOFFMAN          SVP       COMERICA


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[LOGO] BRIDGE CAPITAL HOLDINGS                                                 8


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                         OUR MARKET: SANTA CLARA COUNTY/
                                  SILICON VALLEY

KEY STATISTICS                                  FACTS OF INTEREST

o  Population: 1,753,027.                    o  Key Industries:  Software,
                                                semiconductors, international
o  Per Capita Income:  $43,377.                 trade, business services,
                                                venture capital.
o  Total Employement:  775,300.
                                             o  Workers are 2.5 times more
o  Jobless rate:  5.0%.                         productive than US average.

o  Total Bank Deposits:  $49 b.              o  Generates 10% of all US Patents

o  San Jose 10th Largest City in US.         o  Consistently Captures 33%+ of
                                                all US venture capital financing

                                             o  Engine of business formation
                                                23,000 NET new firms since bust
                                                of 2000.


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[LOGO] BRIDGE CAPITAL HOLDINGS                                                 9


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                  A GROWING LOCAL MARKET FOR FEWER LOCAL BANKS




   Santa Clara County Commercial        Number of Commerical Banks < $1b
         Bank Deposits                    Headquartered in Santa Clara
                                                    County


                              [GRAPH APPEARS HERE]



   Source: FDIC


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[LOGO] BRIDGE CAPITAL HOLDINGS                                                10

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                         SIGNIFICANT MARKET OPPORTUNITY
                      FOR PROPERTY POSITIONED BANK

% DEPOSITS
SANTA CLARA COUNTY                            Source: FDIC; as of June 30, 2005




                              [GRAPH APPEARS HERE]






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[LOGO] BRIDGE CAPITAL HOLDINGS                                                11

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                              BALANCE SHEET GROWTH


                              [GRAPH APPEARS HERE]






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[LOGO] BRIDGE CAPITAL HOLDINGS                                                12

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DIVERSIFICATION OF                                      FOCUS ON CORE
LENDING ACTIVITY                                        FUNDING SOURCES



[PIE CHART APPEARS HERE]                                [PIE CHART APPEARS HERE]



    LOANS                                                  DEPOSITS


                                  (@ 6-30-06)


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[LOGO] BRIDGE CAPITAL HOLDINGS                                                13

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                                 REVENUE GROWTH


                              [GRAPH APPEARS HERE]













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[LOGO] BRIDGE CAPITAL HOLDINGS                                                14


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                          DIVERSIFIED REVENUE SOURCES


                            [PIE CHART APPEARS HERE]






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[LOGO] BRIDGE CAPITAL HOLDINGS                                                15

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NET INTEREST MARGIN                             EFFICIENCY RATIO


[GRAPH APPEARS HERE]                            [GRAPH APPEARS HERE]



ASSET QUALITY
NET CHARGE-OFF (RECOVERY) / AVG LOANS           LOAN TO DEPOSIT RATIO


[GRAPH APPEARS HERE]                            [GRAPH APPEARS HERE]





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[LOGO] BRIDGE CAPITAL HOLDINGS                                                16

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RETURN ON ASSETS                                RETURN ON EQUITY



[GRAPH APPEARS HERE]                            [GRAPH APPEARS HERE]







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[LOGO] BRIDGE CAPITAL HOLDINGS                                                17


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                               NET INCOME AND EPS


                              [GRAPH APPEARS HERE]


Earnings per Share


                   Annual                       Six Months

2003: $0.53     2004: $0.46     2005: $0.85     2006: $0.58

DTA* = Deferred Tax Asset of $1.9 Million Recognized at 12-31-03





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[LOGO] BRIDGE CAPITAL HOLDINGS                                                18

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about financial statements.             helped us grow
                                        by 27%
At Bridge Bank,                         over the past
THIS is the kind of                     two years."
financial statement
that excites us.


                    [COMPANY LOGO APPEARS HERE] BRIDGE BANK


                    The Smarter Choice In Business Banking.


      Santa Clara * San Jose * Palo Alto * Sacramento * San Diego * Fresno

                    Phone: 1-866-BRDGBNK www: BRIDGEBANK.COM


                                   THANK YOU!


[Front Page]


One of the Nation's                    Now Serves
fastest                                fast
growing                                growing
banks                                  technology
                                       companies


                    [COMPANY LOGO APPEARS HERE] BRIDGE BANK


          The Smarter Banking Choice For Growing Technology Companies.

525 University Avenue, Suite 103       55 Almaden Boulevard
Palo Alto, CA 94201                    San Jose, CA 95112
Phone: 650-566-9200                    Phone: 408-422-2500

                    Phone: 1-866-BRDGBNK www: BRIDGEBANK.COM




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[COMPANY LOGO GOES HERE]                                                      19